CSFB 03-23

GROUP 11

Pay rules

1.

Pay 11A1, 11A2, 11A3 prorata until retired.

IO

11IO

- 37.5/500 x (11A2 and 11A3 Balances)

CSFB 03-23

GROUP 1

Pay rules

1.

Pay concurrently as follows:

a.

69.2708980251% to the 1A9 until retired.

b.

30.7291019749% sequentially as follows:

i.

Pay the NAS priority amount to the 1A4.

ii.

Pay the 1A1 until retired.

iii.

Concurrently as follows:

1.

8.3333370000% to the 1A8 until retired.

2.

91.666663000% to the 1A2, 1A3, 1A5, 1A6, 1A7 sequentially until retired.

iv.

Pay the 1A4 until retired.

CSFB 03-23

GROUP 1

Pay rules

1.

Pay the NAS priority amount to the 1A4

2.

Pay concurrently as follows:

a.

68.097631049232% as follows:

i.

According to the aggregate PAC schedule pay as follows:

1.

Pay the 1A16 until retired.

2.

Pay the 1A18 until retired.

ii.

Concurrently as follows:

1.

22.7222036397872% prorata to the 1A20 and 1PO2 until retired.

2.

77.2777963602128% concurrently as follows:

a.

8.33333369462969% to the 1PO1 until retired.

b.

91.6666663053703% as follows:

i.

To the 1A8 and 1A12 prorata until retired.

ii.

To the 1A9 and 1A13 prorata until retired.

iii.

To the 1A10 and 1A14 prorata until retired.

iv.

To the 1A11 until retired.

iii.

Disregarding the aggregate PAC schedule pay as follows:

1.

Pay the 1A16 until retired.

2.

Pay the 1A18 until retired.

b.

31.902368950768% sequentially as follows:

i.

Pay the 1A1 until retired.

ii.

Concurrently as follows:

1.

8.3333370000% to the 1A15 until retired.

2.

91.666663000% to the 1A2, 1A3, 1A5, 1A6, 1A7 sequentially until retired.

3.

Pay the 1A4 until retired

IO:

1A17 – 112.5/550 x (1A16 Balance)

CSFB 03-23

GROUP 2

Pay rules

1.

Pay 2A1, 2A2, 2A3 prorata until retired.

CSFB 03-23

GROUP 3

Pay rules

1.

Pay concurrently as follows:

a.

35.226151895167% to the 3A1 until retired.

b.

64.773848104833% sequentially as follows:

i.

Pay the NAS priority amount to the 3A4.

ii.

To the 3A2, 3A3, 3A5, 3A6, 3A7, 3A8 prorata until retired.

iii.

To the 3A9 until retired.

iv.

Pay the 3A4 until retired

IOs:

3IO:

 (62.5/575 *  (Sum of 3A2, 3A3, 3A5, 3A6, 3A7, 3A8 Balances))

PPC – 6% CPR to 20% CPR over 12 months

CSFB 03-23

GROUP 3

Pay rules

1.

Pay the NAS priority amount to the 3A4.

2.

Pay the 3A1 until retired.

3.

Pay concurrently as follows:

a.

40.096550266% to the 3A7 until retired.

b.

59.903449734% sequentially to the 3A2, 3A3, 3A5, 3A6 until retired.

4.

Pay the 3A4 until retired.

IOs:

3A8 – (25/575) x (3A1 Balance)

PPC – 6% CPR to 20% CPR over 12 months

CSFB 03-23

GROUP 5

Pay rules

1.

Pay the NAS priority amount to the 5A4.

2.

According to the aggregate PAC schedule pay as follows:

1.

Concurrently as follows:

a.

64.99994967613% as follows:

i.

To the 5A1, 5A2, 5A3, 5A5, 5A6, 5A7, 5A8 prorata until retired.

ii.

To the 5A9, 5A10, 5A11, 5A12, 5A13, 5A14, 5A15 prorata until retired.

b.

35.00005032387% to the 5A16, 5A17, 5A18, 5A19, 5A20, 5A21, 5A22 prorata until retired.

2.

Concurrently as follows:

a.

50.000000000000% as follows:

i.

To the 5A23 and 5A24 prorata until retired.

ii.

To the 5A25 until retired.

b.

50.000000000000% to the 5A26 and 5A27 prorata until retired.

3.

Pay the 5A28 until retired.

4.

Disregarding the aggregate PAC schedule pay as follows:

1.

Concurrently as follows:

a.

64.99994967613% as follows:

i.

To the 5A1, 5A2, 5A3, 5A5, 5A6, 5A7, 5A8 prorata until retired.

ii.

To the 5A9, 5A10, 5A11, 5A12, 5A13, 5A14, 5A15 prorata until retired.

b.

35.00005032387% to the 5A16, 5A17, 5A18, 5A19, 5A20, 5A21, 5A22 prorata until retired.

2.

Concurrently as follows:

a.

50.000000000000% as follows:

i.

To the 5A23 and 5A24 prorata until retired.

ii.

To the 5A25 until retired.

b.

50.000000000000% to the 5A26 and 5A27 prorata until retired.

5.

Pay the 5A4 until retired.

IOs:

5IO1:

 (75/550 *  (Sum of 5A1, 5A2, 5A3, 5A5, 5A6, 5A7, 5A8 Balances))

5IO2:

 (75/550 *  (Sum of 5A16, 5A17, 5A18, 5A19, 5A20, 5A21, 5A22 Balances))

5IO3:

 (75/550 *  (Sum of 5A9, 5A10, 5A11, 5A12, 5A13, 5A14, 5A15 Balances)

5IO4:

(25/550 * 5A24 Balance)

5IO5:

(25/550 * 5A27 Balance)

CSFB 03-23

GROUP 6

Pay rules

1.

Pay the NAS priority amount to the 6A4.

2.

Concurrently as follows:

a.

50.000000000% as follows:

i.

To the 6A1, 6A2, 6A3, 6A5, 6A6 prorata until retired.

ii.

Concurrently as follows:

1.

50.0000000000% to the 6A7 until retired.

2.

50.0000000000% sequentially as follows:

a.

To the 6A8 until retired.

b.

To the 6A9 until retired.

b.

50.000000000% as follows:

i.

To the 6A10, 6A11, 6A12, 6A13, 6A14 prorata until retired.

ii.

Concurrently as follows:

1.

50.0000000000% to the 6A15 until retired.

2.

50.0000000000% sequentially as follows:

a.

To the 6A16 until retired.

b.

To the 6A17 until retired.

3.

Pay the 6A4 until retired.

IOs:

6IO1:

 (50/550 *  (Sum of 6A1, 6A2, 6A3, 6A5, 6A6 Balances))

6IO2:

 (50/550 *  (Sum of 6A10, 6A11, 6A12, 6A13, 6A14 Balances))

CSFB 03-23

GROUP 7

Pay rules

1.

Pay the NAS priority amount to the 7A4 and 7A13 prorata.

2.

According to the aggregate PAC schedule pay as follows:

1.

To the 7A1, 7A2, 7A3, 7A5, 7A6, 7A7, 7A8 prorata until retired

2.

To the 7A9 and 7A10 prorata until retired.

3.

To the 7A11 until retired.

3.

Pay the 7A12 until retired.

4.

Disregarding the aggregate PAC schedule pay as follows:

1.

To the 7A1, 7A2, 7A3, 7A5, 7A6, 7A7, 7A8 prorata until retired

2.

To the 7A9 and 7A10 prorata until retired.

3.

To the 7A11 until retired.

5.

Pay the 7A4 and 7A13 prorata until retired.

IOs:

7IO1:

 (75/550 *  (Sum of 7A1, 7A2, 7A3, 7A5, 7A6, 7A7, 7A8 Balances))

7IO2:

(12.5/550 *  (Sum of 7A9 and 7A10 Balances))

7IO3:

 (12.5/550 *  (Sum of 7A4 and 7A13 Balances)

CSFB 03-23

GROUP 9

Pay rules

1.

Pay concurrently as follows:

1.

35.226151895167% to the 9A1 until retired.

b.

64.773848104833% sequentially as follows:

i.

Pay the NAS priority amount to the 9A4.

ii.

To the 9A2, 9A3, 9A5, 9A6, 9A7, 9A8 prorata until retired.

iii.

To the 9A9 until retired.

iv.

Pay the 9A4 until retired

IOs:

9IO:

 (62.5/575 *  (Sum of 9A2, 9A3, 9A5, 9A6, 9A7, 9A8 Balances))

PPC – 6% CPR to 20% CPR over 12 months